Supplement dated November 29, 2017 to the

PNC Funds Prospectus,

PNC S&P 500 Index Fund Summary Prospectus, and

PNC Funds Statement of Additional Information

each dated September 28, 2017, as supplemented

PNC S&P 500 Index Fund

(the “Fund”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectus, and statement of additional information for the Fund and should be read in conjunction with those documents.

On November 29, 2017, the Board of Trustees of PNC Funds approved a plan of liquidation for the Fund. The liquidation of the Fund is expected to take place on or about December 27, 2017 (the “Liquidation Date”).  Effective after the close of business on December 15, 2017, the Fund’s shares will no longer be available for purchase by new investors.

The proceeds per share to be distributed to each shareholder on the Liquidation Date will be the net asset value per share of the relevant class of shares of the Fund, after all expenses and liabilities of the Fund have been paid or otherwise provided for. For federal income tax purposes, the receipt of liquidation proceeds will generally be treated as a taxable event and may result in a gain or loss for federal income tax purposes.  At any time prior to the Liquidation Date, shareholders of the Fund may redeem or, subject to investment minimums and other applicable restrictions on exchanges, exchange their shares of a Fund pursuant to the procedures set forth under “Purchasing, Exchanging and Redeeming Fund Shares” in the Fund’s Prospectus.

In anticipation of the liquidation of the Fund, PNC Capital Advisors, LLC, the investment adviser to the Fund, may manage the Fund in a manner intended to facilitate its orderly liquidation, including by investing in one or more investments companies or ETFs, and the Fund’s portfolio may be reduced to cash, cash equivalents or other short-term investments on or prior to the Liquidation Date. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact PNC Funds at 1-800-622-FUND (3863) with any requests for additional information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-007-1117-2